Destra MULTI-ALTERNATIVE FUND

Class I Shares (MSFIX)	Class A Shares (MSFDX)	Class T Shares (MSFYX)	Class C Shares (MCFDX)

July 31, 2020

Supplement to the

Prospectus

and

Statement of Additional Information (“SAI”)

each, dated June 25, 2020

On or about August 3, 2020 (the “Effective Date”), it is expected that a controlling interest in Pinhook Capital, LLC (“Pinhook”), sub-adviser to Destra Multi-Alternative Fund (the “Fund”), will be sold. In connection with that transaction (the “Transaction”), Pinhook and its investment adviser affiliate Validus Growth Investors, LLC (“Validus”) will be consolidated, with Validus remaining as the surviving registrant. The Transaction will constitute an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”). As required under the 1940 Act, the sub-advisory agreement between Pinhook and Destra Capital Advisors LLC (“Destra”) with respect to the Fund (the “Current Sub-Advisory Agreement”) provides for automatic termination upon an assignment. As a result, the Transaction will automatically terminate the Current Sub-Advisory Agreement on the Effective Date. To provide the Fund and shareholders with sub-advisory management continuity, the Board of Trustees, at a special meeting held on July 30, 2020, approved an interim sub-advisory agreement and a new sub-advisory agreement between Destra and Validus, with respect to the Fund.

Validus will initially provide investment sub-advisory services to the Fund pursuant to the interim sub-advisory agreement. The interim sub-advisory agreement provides that, for up to 150 days following the Effective Date, Validus will act as investment sub-adviser to the Fund on the same terms as the current investment sub-advisory agreement until the new sub-advisory agreement is approved by shareholders.

A special meeting of shareholders of the Fund will be held at which shareholders will be asked to consider and approve the new sub-advisory agreement. Shareholders of record of the Fund as of the record date will be entitled to vote and should expect to receive a proxy statement providing more information about the new sub-advisory agreement. If approved by shareholders prior to the expiration of the 150 day-term of the interim sub-advisory agreement, the interim sub-advisory agreement will immediately terminate and Validus will provide investment sub-advisory services to the Fund pursuant to the new sub-advisory agreement.

Please retain this Supplement with your Prospectus and SAI
for future reference.